UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 20, 2010

Date of Report
(Date of earliest event reported)
HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)
549 Baltic Way
Sunnyvale, CA 94089
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On Thursday, May 20, 2010, Harmonic Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”) at 8:00 a.m. PDT on Thursday, May 20, at the Company’s office located at 641 Baltic Way, Sunnyvale, CA 94089. As of March 22, 2010, the record date for the 2010 Annual Meeting, there were 96,875,597 shares of common stock issued and outstanding. A quorum of 84,541,020 shares of common stock was present or represented at the 2010 Annual Meeting.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
1995 Stock Plan
The Board of Directors (the “Board”) of the Company previously approved, subject to stockholder approval, amendments to the Company’s 1995 Stock Plan that would (i) increase the number of shares of common stock reserved for issuance thereunder by 10,600,000 shares; (ii) amend the counting provisions for full value equity awards; and (iii) decrease the maximum term of stock options to seven (7) years. At the 2010 Annual Meeting, the stockholders approved these amendments to the 1995 Stock Plan.
A copy of the 1995 Stock Plan was previously filed as Exhibit 1 to the Company’s Definitive Proxy Statement, dated April 9, 2010, and is incorporated herein by reference in its entirety.
2002 Director Stock Plan
The Board previously approved, subject to stockholder approval, amendments to the Company’s 2002 Director Stock Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 400,000 shares, and (ii) amend the counting provisions for full value equity awards. At the 2010 Annual Meeting, the stockholders approved these amendments to the 2002 Director Stock Plan.
A copy of the 2002 Director Stock Plan was previously filed as Exhibit 2 to the Company’s Definitive Proxy Statement, dated April 9, 2010, and is incorporated herein by reference in its entirety.
ITEM 5.07 Submission of Matters to a Vote of Security Holders.
All matters submitted to a vote of the Company’s stockholders at the 2010 Annual Meeting were approved. Those matters were as follows:

1.	Stockholders elected eight (8) directors to serve until the earlier of the 2011 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

				BROKER
NAME	FOR	WITHHELD	ABSTAIN	NON-VOTE

Patrick J. Harshman	65,696,278	1,298,488	—	17,546,254
Lewis Solomon	63,316,910	3,677,856	—	17,546,254
Harold Covert	60,807,970	6,186,796	—	17,546,254
Patrick Gallagher	63,833,188	3,161,578	—	17,546,254
E. Floyd Kvamme	61,077,146	5,917,620	—	17,546,254
Anthony J. Ley	65,580,404	1,414,362	—	17546,254
William F. Reddersen	59,518,048	7,476,718	—	17,546,254
David R. Van Valkenburg	61,552,464	5,442,302	—	17,546,254

2.	Stockholders approved an amendment to the 1995 Stock Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 10,600,000 shares; (ii) amend the counting provisions for full value equity awards; and (iii) decrease the maximum term of stock options to seven (7) years.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

42,239,131	20,814,680	3,940,955	17,546,254

3.	Stockholders approved an amendment to the 2002 Director Stock Plan to increase the number of shares of common stock reserved for issuance thereunder by 400,000 shares and to amend the counting provisions for full value equity awards.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

49,502,239	13,483,888	4,008,639	17,546,254

4.	Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

80,012,614	4,390,997	137,409	—
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
10.1	Harmonic Inc. 1995 Stock Plan*
10.2	Harmonic Inc. 2002 Director Stock Plan**

*	Previously filed as Exhibit 1 to the Company’s Definitive Proxy Statement, dated April 9, 2010.

**	Previously filed as Exhibit 2 to the Company’s Definitive Proxy Statement, dated April 9, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2010	HARMONIC INC.
	By:	/s/ Robin N. Dickson
Robin N. Dickson
Chief Financial Officer